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                                  EXHIBIT 99.2
                                  True12327875
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES OXLEY ACT OF 2002



         In connection with the Annual Report of TB Wood's Corporation (the "Company") on Form 10-K for the year ended December 27, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
F. Tatarczuch, Vice President-Finance (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.




/s/Thomas F. Tatarczuch
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Vice President-Finance (Principal Financial Officer)

March 17, 2002